GRANITE HARBOR ALTERNATIVE FUND

Investor Class Shares	GHAFX

GRANITE HARBOR TACTICAL FUND

Investor Class Shares	GHTFX

(each a series of Northern Lights Fund Trust)

Supplement dated April 21, 2016 (effective at the close of business) to the Prospectus dated October 28, 2015

The Board of Trustees of Northern Lights Fund Trust (the “Trust”) has concluded that with respect to the Granite Harbor Alternative Fund and Granite Harbor Tactical Fund (collectivity referred to as the “Funds”), each a separate series of the Trust, that it is in the best interests of the Funds and their shareholders that the Funds cease operations. The Board has determined to close each Fund and redeem all outstanding shares on May 20, 2016.

Effective April 21, 2016, the Funds will not accept any new investments and will no longer pursue their stated investment objective. Each Fund will begin liquidating its portfolio and will invest in cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders. Shares of the Funds are otherwise not available for purchase.

After April 21, 2016 and prior to May 20, 2016, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in the Funds are through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUNDS PRIOR TO MAY 20, 2016 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUNDS AT 1-855-282-1100.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement and the existing Prospectus dated October 28, 2015, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated October 28, 2015, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Funds at 1-855-282-1100.